EXHIBIT 10.2

CONFIDENTIAL TREATMENT REQUESTED – CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION. THE OMITTED PORTIONS HAVE BEEN REPLACED WITH “[***].”

CHANGE MANAGEMENT FORM
Number 3

Program: Support.com SOW #1, Wireless Gateway Support		PCR No.:
Originator: Joy Park		Date: March 4, 2014
Department: NCO	Phone #: [***]	Title: Exec. Dir. of Contract & Strategy
Locations Impacted: N/A
Requested Implementation Date: March 10, 2014
Estimated Hours: (LOE) N/A	☒ Billable ☐ Non Billable	Billing Rate/Hour: See below.
Fixed Fee Cost (if applicable) See below.
Type of Change: Wireless Gateway Support, Initial New Hire Training, under Section 5 of SOW#1 to the MSA.
Scope of Change:	☒ Minor (Anything within current contract)	☐ Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner
 Notwithstanding anything in the SOW#1 to the contrary, for the training of an incremental [***] customer service representatives (CSRs) (i.e. beyond the current [***] CSRs), Comcast will pay Vendor (Support.com) a minimum, not to exceed [***] for the Training Program (set forth in Section 5 of SOW#1) from the period of March 17, 2014 to March 31, 2014, to be invoiced by Vendor to Comcast after April 1, 2014.  This payment of a minimum, not to exceed [***] will not limit the actual amount payable for training hours actually incurred for the Training Program under SOW #1.

Area(s) of Change
☐ Accounting/Payroll	☐ Network
☐ Data Processing	☐ Resource Planning
☐ General Facilities	☐ Quality Assurance
☐ Human Resources	☐ Telecom
☐ IT/BI	☒ Training
☐ Operations	☐ Recruiting
☐ Miscellaneous (Please describe below)
☐ Other:

Comcast Authorization (SRT Comcast/LOB POC) Comcast Representative’s Signature	/s/ Brian Duffy

Print Name	Brian Duffy	Date	3/13/14

Support.com,Inc. Authorization: Support.com Representative’s Signature	/s/ Joshua Pickus

Print Name	Joshua Pickus	Date	3/12/14

*** CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION ***